UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2024

NATE’S FOOD CO.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-52831	46-3403755
(Commission File No.)	(IRS Employer Identification No.)

15151 Springdale Huntington Beach, California 92649
(Address of principal executive offices) (zip code)

(949) 381-1834
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001	NHMD	OTC

Item 8.01 Other Information.

(1)

The Company is currently in active discussions with its existing noteholders to retire and settle the convertible notes, using the proceeds generated from the Company's fuel purchase orders. This strategic initiative aims to completely pay off the note, leading to the cancellation of the convertible note. Furthermore, it will allow the Company to significantly reduce the number of authorized common shares by approximately 40%. Once the initial fuel transaction is successfully completed, the Company will be able to finalize the details with the noteholders with the goal of eliminating the convertible note.

(2)

In response to inquiries received via email from our shareholders regarding the possibility of initiating a stock buyback program using profits generated from our jet fuel deals, we are pleased to confirm that the Company has been internally deliberating this matter. We are diligently formulating a comprehensive plan to commence the repurchase of common stock utilizing the proceeds generated from our jet fuel transactions. Rest assured, we are committed to enhancing shareholder value and are actively exploring avenues to achieve this goal. Once the initial fuel transaction is successfully completed, the Company will finalize the details of the stock buyback program.

The information in this Current Report on Form 8-K with respect to Item 8.01 and the Exhibit filed under 9.01 is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2024	Nate’s Food Co.

	By:	/s/ Nate Steck
	Name:	Nate Steck
	Title:	CEO

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